Commitments and Contingencies - Schedule of Future Minimum Lease Payments for Operating Leases (Detail) - USD ($) $ in Millions	Dec. 31, 2017	Dec. 31, 2016
Operating Leases, Future Minimum Payments Due, Rolling Maturity [Abstract]
2018	$ 34
2019	29
2020	24
2021	15
2022	9
Thereafter	21
Total future minimum leases payments	$ 132	$ 113